UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          April 25, 2006
                                                 -------------------------------

                         Internet Security Systems, Inc.
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             (Exact name of registrant as specified in its charter)

                Delaware                 000-23655                  58-2362189
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      (State or other jurisdiction      (Commission             (I.R.S. Employer
            of incorporation)           File Number)         Identification No.)

    6303 Barfield Road, Atlanta, Georgia                           30328
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  (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code      (404) 236-2600
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13a-4(c))



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Item 2.02         Results of Operations and Financial Condition.

         On April 25, 2006, Internet Security Systems, Inc. (the "Company") issued a press release regarding its financial results for the quarter ended March 31, 2006. The press release also provided the Company's Business Outlook and forward-looking information regarding its expectations for the quarter ending June 30, 2006 and year ending December 31, 2006. A copy of the press release is furnished as Exhibit 99.1.

Furnished with this report on Form 8-K as Exhibit 99.2 is supplemental financial data expected to be mentioned during the Company's earnings call scheduled for 4:30 p.m. Eastern Time, April 25, 2006.

Item 9.01         Financial Statements and Exhibits.

         (d) Exhibits

99.1     Press Release of Internet Security Systems, Inc., dated April 25, 2006
99.2     Supplemental Financial Data





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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             INTERNET SECURITY SYSTEMS, INC.
                                             -------------------------------
                                             (Registrant)


Date: April 25, 2006

                                             /s/ Raghavan Rajaji
                                             --------------------
                                             Raghavan Rajaji
                                             Chief Financial Officer



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                                  EXHIBIT INDEX
Exhibit Number    Description
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99.1              Press Release of Internet Security Systems, Inc., dated
                  April 25, 2006
99.2              Supplemental Financial Data